Exhibit 99.1

Quantum Computing Inc. Completes Acquisition of NHanced Semiconductors, Inc.

●	Strategic acquisition launches Fab 2 to accelerate key roadmap initiatives and expands manufacturing capabilities

HOBOKEN, NJ – JUNE 23, 2026 – Quantum Computing Inc. (“QCi” or the “Company”) (Nasdaq: QUBT), an innovative, quantum optics and integrated photonics technology company, today announced the completion of acquiring NHanced Semiconductors, Inc. (“NHanced”), for a combination of cash and QCi stock valued at $73.1 million, subject to customary adjustments, and up to an additional $72.0 million if certain performance targets are achieved (the “Transaction”).

The acquisition marks an important step in QCi’s transition from research-driven innovation and prototyping to scalable commercial production. By adding semiconductor and nanophotonics fabrication capabilities, advanced packaging expertise and specialized engineering talent, QCi is strengthening its operational capabilities and manufacturing readiness. Advanced photonics technology and manufacturing are at the core of QCi’s commercialization roadmap. The recent acquisition and successful integration of Luminar Semiconductor Inc. have installed world-class expertise and fabrication in laser, light detection, photonic packaging, and testing at QCi. This acquisition will provide the foundation for scalable chip-manufacturing of the Company’s quantum and photonics technologies, supporting commercialization efforts and advancing its vision of a vertically integrated platform spanning research, development and manufacturing. It positions QCi to address growing market demand across quantum computing, sensing, networking, and photonics markets while accelerating the path from innovation to market deployment. Aside from its quantum technology and product portfolio, QCi now also offers leading-edge services, products, and solutions in semiconductor and nanophotonics manufacturing, lasers, detectors, testing, and packaging.

“The acquisition of NHanced significantly enhances our nanophotonics manufacturing capabilities and strengthens QCi’s ability to execute its long-term growth strategy. Last year, we successfully completed and operationalized Fab 1, a pioneering, small-scale manufacturing facility in Tempe, Arizona. Today, we are delivering on our commitment to launch Fab 2 and expand our manufacturing capabilities and capacity years ahead of our original timeline. By adding proven fabrication assets and deep technical expertise, we are accelerating commercialization across all verticals and substantially advancing the development and scaling of our thin-film lithium niobate (TFLN) photonic integrated circuit platform. The expanded manufacturing footprint will increase production flexibility, enhance operational resilience and support future revenue growth. The Transaction accelerates our path to commercial-scale production and reflects our commitment to strategically investing in infrastructure that drives long-term growth and shareholder value. We look forward to welcoming the talented NHanced team to QCi and combining our strengths to advance the commercialization of quantum and photonic technologies,” said Yuping Huang, CEO of QCi.

NHanced is a U.S-based advanced packaging foundry specializing in integration, hybrid bonding, chiplet architectures, silicon interposers and photonics device integration. Its expertise in advanced semiconductor packaging and manufacturing complements QCi’s photonic and quantum portfolio, creating opportunities to accelerate commercialization and scale next-generation quantum and photonics solutions enabled by the 2.5D/3D heterogeneous integration and scale-up of QCi’s TFLN-on-Silicon Photonics technologies.

The acquisition is expected to strengthen domestic manufacturing capabilities, bolster supply-chain resilience and support the development of advanced photonic chips for applications spanning quantum computing, artificial intelligence, networking, secure communications and defense technologies. This acquisition bridges the gap between quantum innovation and scalable semiconductor products, helping bring next-generation photonics and quantum solutions to market more efficiently.

“Joining forces with QCi marks an exciting new chapter for our company, our employees and our technology. Over the years, we have built a world-class semiconductor platform with a focus on innovation, manufacturing, excellence and customer success. By combining our expertise with QCi’s vision for photonic and quantum technologies, we believe we can accelerate the commercialization and manufacturing of next-generation solutions and create greater value for customers and partners. We are proud of what our team has accomplished and look forward to contributing to QCi’s mission,” said Bob Patti, CEO of NHanced.

NHanced will operate as a wholly owned subsidiary of QCi, remaining committed to supporting its current customers and partners, including those within the quantum ecosystem, and will continue to provide the products, services and technical expertise its customers rely on today while pursuing new opportunities for growth and innovation.

Rosenblatt served as financial advisor, and Wilson Sonsini Goodrich & Rosati, Professional Corporation served as legal counsel, to QCi. Needham & Company served as financial advisor, and Taft Stettinius & Hollister LLP served as legal counsel, to NHanced.

About Quantum Computing Inc.

Quantum Computing Inc. (Nasdaq: QUBT) is a quantum optics and integrated photonics company focused on delivering accessible, scalable, and cost-effective quantum machines and photonic solutions. The Company provides foundry services for thin-film lithium niobate (“TFLN”) photonic chips and offers a vertically integrated portfolio spanning photonics components, subsystems, and full-stack systems.

Designed to operate at room-temperature with low-power requirements, QCi’s technologies enable practical deployment across high-growth markets, including high-performance computing, artificial intelligence, cybersecurity, aerospace and defense, and advanced sensing and imaging.

Headquartered in Hoboken, New Jersey, QCi has operations in Arizona, California, Illinois, Massachusetts and Virginia. By combining advanced materials, device engineering, and scalable manufacturing, QCi delivers integrated quantum and photonics technologies, accelerating commercialization and real-world adoption.

Company Contact:

John Nesbett/Zach Nevas
IMS Investor Relations
qci@imsinvestorrelations.com

Forward-Looking Statements

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements and forecasts, generally identified by terms such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “enhance,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those statements include statements regarding the intent, belief, or current expectations of QCi and members of its management as well as the assumptions on which such statements are based.  Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including the occurrence of any event, change or other circumstances under which the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of NHanced, diversion of management’s attention from ongoing business operations and opportunities, operating costs and business disruption following the Transaction, exposure to potential litigation, the integration of NHanced’s products and technologies with QCi, and the acceleration of QCi’s development roadmap, supply chain risks, NHanced customer retention risks, and that actual results (including revenue growth and value creation) may differ materially from those contemplated by such forward-looking statements. Except as required by federal securities law, QCi undertakes no obligation to update or revise forward- looking statements to reflect changed conditions.